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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                             The Enstar Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                    GEORGIA                                  0-07477                                  63-0590560
(State or other jurisdiction of incorporation)        (Commission File Number)           (IRS Employer Identification Number)


                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

             Registrant's telephone number, including area code:
                                (334) 834-5483


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 17, 2005, The Enstar Group, Inc. (the "Company") issued a press release ("Press Release") announcing its preliminary, unaudited earnings and financial results for the year ended December 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

         Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01. OTHER EVENTS.

     On March 17, 2005, the Company also announced that it was unable to file its Form 10-K report when due on March 16, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits

         Exhibit No.

         99.1     Press Release of The Enstar Group, Inc., dated March 17, 2005



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 18, 2005


                                           THE ENSTAR GROUP, INC.


                                           By: /s/ Cheryl D. Davis
                                              ----------------------------------
                                              Cheryl D. Davis
                                              Chief Financial Officer,
                                              Vice President of Corporate
                                              Taxes and Secretary